UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2025

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard

Las Vegas, Nevada 89118

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 10, 2025, Boyd Interactive Gaming Holdings, L.L.C. (“Boyd Interactive”), a wholly-owned subsidiary of Boyd Gaming Corporation (“Boyd Gaming”), entered into a definitive agreement (“Purchase Agreement”) with TSE Holdings Ltd. (“Parent”) and FanDuel Group Parent, LLC (“FanDuel”), pursuant to which Parent will purchase Boyd Interactive’s 5% equity interest (the “Equity Interest”) in FanDuel, and Boyd Gaming and FanDuel, or their respective affiliated entities, will enter into certain Commercial Arrangements (as defined below), in exchange for which Boyd Interactive will be paid aggregate cash consideration of $1.755 billion, subject to the adjustment described below, upon the terms and subject to the conditions of the Purchase Agreement, which was unanimously approved by the board of directors of Boyd Gaming. Terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

If the transaction does not close by July 18, 2025 (the “Closing”), Boyd Gaming will be entitled to additional consideration as set forth in the Purchase Agreement.

The Closing is subject to customary conditions and the receipt of all required regulatory approvals. Subject to the satisfaction or waiver of conditions in the Purchase Agreement, Boyd Gaming expects the Closing to occur in the third quarter of 2025. The Purchase Agreement contains customary representations, warranties and covenants.

In connection with the transactions contemplated by the Purchase Agreement, Boyd Gaming and FanDuel or their respective affiliated entities will terminate certain of their existing agreements related to their strategic partnership and enter into certain new agreements (collectively, the “Commercial Arrangements”), pursuant to which Boyd Gaming or its subsidiaries (“Boyd Entities”) will, among other things, (i) provide FanDuel or its subsidiary with certain market access rights to operate online sports wagering or other online gaming services similar to the existing arrangements with Boyd Entities, but for a longer term and with fixed fee arrangements, and (ii) transition any branding and operational support provided by FanDuel at the existing FanDuel branded sportsbooks at Boyd Gaming properties to be branded and operated entirely by Boyd Entities, but utilizing certain sports betting data feeds provided by FanDuel or its affiliate.

The Purchase Agreement contains certain termination rights by either Boyd Interactive or Parent, including if the Closing has not occurred by December 19, 2025. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

The representations, warranties and covenants contained in the Purchase Agreement were made only as of specified dates for the purposes of the Purchase Agreement, were made solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, the representations, warranties and covenants contained in the Purchase Agreement were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and to reports and documents filed with the U.S. Securities and Exchange Commission. Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01.	Regulation FD Disclosure.

On July 10, 2025, Boyd Gaming issued a press release announcing the transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding Boyd Gaming’s expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. These risks and uncertainties include but are not limited to: the possibility that the transaction does not obtain regulatory approval or close on the expected terms, or at all; that Parent will not have sufficient financing; or other conditions that could arise that delay or prevent the closing. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Boyd Gaming’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in Boyd Gaming’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to Boyd Gaming as of the date hereof, and Boyd Gaming assumes no obligation to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Equity Purchase Agreement, entered into on July 10, 2025, by and among FanDuel Group Parent, LLC, a Delaware limited liability company, TSE Holdings Ltd., and Boyd Interactive Gaming Holdings, L.L.C., a Nevada limited liability company.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Boyd Gaming hereby undertakes to furnish supplemental copies of such schedules and attachments to the Securities and Exchange Commission upon request.

# # # #

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2025	BOYD GAMING CORPORATION

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer